[Graphic]

                                                                     TIMESSQUARE
                                                                    VP CORE PLUS
                                                                       BOND FUND
--------------------------------------------------------------------------------
                                                               Semiannual Report
                                                                   June 30, 2002

                                                                          [Logo]

--------------------------------------------------------------------------------
                                                                               1

Dear Shareholders:

Our report for TimesSquare VP Core Plus Bond Fund (the "Fund") (formerly known as CIGNA Variable Products Investment Grade Bond Fund) covering the six months ended June 30, 2002, follows.

Market Summary

During the first quarter, investment-grade corporate bonds, as measured by the Lehman Brothers U.S. Credit Index, posted a -0.27% return and a positive excess return over duration-matched Treasuries of approximately 0.49%. While corporate bonds outperformed Treasuries, they trailed all other investment-grade fixed income classes except U.S. Agencies. High yield, on the other hand, outperformed both investment-grade corporates and mortgages, producing a respectable 1.68% return for the quarter, as reported by the Lehman Brothers High Yield Bond Index. The Salmon Smith Barney Mortgage Securities Index posted a 1.05% return for the period, and the J.P. Morgan Emerging Markets Bond Index Plus (EMBI+) reported a 6.55% return.

For the second quarter, the Lehman Brothers Aggregate Bond Index posted a 3.69% total return. Interest rates also declined rapidly during the three month period, with the 5-year U.S. Treasury note falling from 4.84% to 4.03%, which benefited U.S. Treasury securities.

Investment-grade corporate bonds, as measured by the Lehman Brothers U.S. Credit Index, posted a 2.90% total return for the second quarter, under-performing all other investment-grade asset classes. These results correspond to approximately 30 basis points (bps) of spread widening, most of which occurred in June. Within the Corporate Bond market, sector and credit-specific widening was also significant. Issuers and sectors perceived to be high quality and "safe havens" outperformed the overall market. Those issuers and industry sectors with any hint of impropriety related to accounting integrity, earnings quality, corporate governance issues and potential "hidden leverage" risk suffered dismal results.

The Lehman Brothers Mortgage-Backed Securities Index posted a 3.48% total return for the second quarter and a positive excess return over U.S. Treasuries of 13 bps for the period. Volatility was evident over the period and the spread between current coupon mortgage-backed securities and U.S. Treasuries widened after narrowing over the previous quarter.

The High Yield and Emerging Market sectors both underperformed investment-grade corporate bonds for the second quarter, as spreads widened dramatically due to the flight to quality in the fixed income markets. At quarter end, the Lehman Brothers High Yield Bond Index returned -6.38% and the J.P. Morgan Emerging Markets Bond Index Plus declined by 5.38%.

Performance

Returns for the six months ended June 30, 2002, were:

Fund                                    1.96%
Lipper Corporate Debt Funds -
   'A' Rated Average                    2.54
Lehman Brothers Aggregate
   Bond Index                           3.79

During the first quarter, the Fund benefited from positive allocations to high yield and emerging markets and issue selection in mortgage-backed securities
(MBS). During the second quarter, the Fund benefited from positive issue selection in mortgage-backed and Agency securities over the period. However, the primary driver of the Fund's underperformance during the first half of the year was the allocation to corporate bonds and high yield and specifically to individual credit selection issues in the telecommunications sector (WorldCom and Qwest Communications).

--------------------------------------------------------------------------------
                                                                               2

We modestly reduced our exposure to corporate bonds during the second quarter; however, we continue to maintain a significant overweight in our "corporate" allocation.

In mortgage backed securities, our strategy of carefully selecting premium securities and several pre-payment penalty bonds continued to add value. We also increased our allocation to those securities that would benefit from a decline in volatility. Our selection in asset-backed securities, especially in the high quality areas, contributed to Fund performance as well.

In high yield, we continued to employ a high yield index proxy (total return swap) to enhance performance, while dampening individual security risk. Our allocation to this sector detracted from performance for the second quarter, even though we generated positive performance from our selection decisions. Similar to high yield, our allocation to emerging markets hurt performance over the quarter, but individual selection added value. Our currency trade on the euro also benefited portfolio performance, as the currency appreciated relative to the U.S. dollar.

Outlook

We continue to anticipate improved credit quality in corporate bonds, and while it may not occur until later in the year, we feel current valuations and breakeven credit spreads remain compelling. Therefore, we will remain overweight to corporate bonds. Nevertheless, sector and issue selection will be critical. We are cautious about event risk, continued signs of credit deterioration, company-specific problems, and declining equity valuations. As we rotate into less defensive sector positions and credit distribution in line with our strategy, we will remain extremely vigilant in our credit decisions and sizes of individual positions.

While it is likely that accounting scandals, SEC investigations, and corporate governance questions will increase spread and return volatility in the corporate bond market, we remain bullish on the asset class for the long term.

Sincerely,

[Signature of Richard H. Forde]

Richard H. Forde
President
TimesSquare VP Core Plus Bond Fund

--------------------------------------------------------------------------------
TimesSquare VP Core Plus Bond Fund Investments in Securities                   3
June 30, 2002 (Unaudited)

                                                        Principal           Value
                                                            (000)           (000)
---------------------------------------------------------------------------------
LONG-TERM BONDS - 90.1%
BUILDING & CONSTRUCTION - 0.3%
Case Corporation, 7.25%, 2016                          $      360        $    287
                                                                         --------
CONSUMER & RETAIL - 1.7%
Budget Group, Inc., 9.13%, 2006 (a)                           780             187
GFSI, Inc. 9.63%, 2007                                        190             167
Kellogg Co., 7.45%, 2031                                      210             230
Kmart Corp., 9.88%, 2008 (144A security
  acquired Mar. 2002 for $216) (a) (b)                        450             180
Kroger Company, 7.50%, 2031                                   240             248
Mastellone Hermanos SA, 11.75%, 2008 (a)                       90              18
Safeway, Inc., 7.25%, 2031                                     95              98
Supervalu, Inc., 7.50%, 2012                                  100             104
Toys "R" Us, Inc., 7.63%, 2011                                100              97
VFB LLC, 10.25%, 2009 (a)                                   1,930             347
                                                                         --------
                                                                            1,676
                                                                         --------
ENTERTAINMENT & COMMUNICATIONS - 4.8%
AT&T Corp., 8.00%, 2031 (144A security acquired
  Nov. 2001 for $69) (b)                                       70              55
British Telecommunications PLC,
  8.88% (coupon change based on rating), 2030                 765             823
Charter Communications Holdings LLC,
  10.75%, 2009                                                350             242
Comcast Cable Communications, Inc., 8.38%, 2007                75              76
France Telecom SA, 7.75% (Coupon change based
  on rating), 2011                                            515             456
Koninklijke KPN, NV, 8.00%, 2010                              925             933
Lenfest Communications, Inc., 8.25%, 2008                     360             348
News America Holdings, 7.75%, 2045                            225             199
Tele Communications, Inc.,
  9.80%, 2012                                                 535             550
  7.88%, 2013                                                 115             103
Time Warner, Inc., 8.18%, 2007                                990           1,025
WorldCom, Inc., 8.25%, 2031 (a)                               165              26
                                                                         --------
                                                                            4,836
                                                                         --------
FINANCIAL - 9.5%
Amvescap PLC, 5.90%, 2007                                     400             405
Bank of America Corp., 7.80%, 2010                            150             167

                                                        Principal           Value
                                                            (000)           (000)
---------------------------------------------------------------------------------
FINANCIAL - (continued)
Citigroup, Inc.,
  7.25%, 2010                                          $      120        $    130
  6.63%, 2032                                                 180             175
City National Bank, 6.75%, 2011                               300             310
Credit Suisse First Boston Mortgage Securities
  Corp., Interest Only 7.50%, 2032                            700             114
Den Norske Bank, Step Coupon
  (7.73% to 6/29/11) perpetual (144A security
  acquired Mar. 2002 for $484) (b)                            465             497
Deutsche Telekom International Finance BV,
  8.25% (coupon change based on rating), 2030                  35              32
  9.25%, 2032                                                 160             160
Ford Motor Credit Co.,
  6.88%, 2006                                                 300             306
  7.38%, 2009                                                 755             766
  7.38%, 2011                                                 245             248
Fosters Financial Corp., 6.88%, 2011 (144A
  security acquired Mar. 2002 for $233) (b)                   230             244
General Motors Acceptance Corp.,
  6.88%, 2011                                                 790             783
  7.00%, 2012                                                 420             421
Goldman Sachs Group, Inc., 6.88%, 2011                        415             432
Household Finance Corp., 6.38%, 2011                          190             181
International Lease Finance Corp., 5.63%, 2007                540             548
John Deere Capital Corp., 7.00%, 2012                         160             171
Lehman Brothers Holdings, Inc., 6.63%, 2012                   230             235
Morgan Stanley Group, Inc., 6.75%, 2011                       400             414
Old Kent Bank, Step Coupon
  (7.75%, to 8/10/05), 2010                                   300             324
Pemex Project Funding Master Trust, 9.13%, 2010                85              89
Royal Bank of Scotland Group PLC,
  Step Coupon (7.65%, to 9/30/31), 2049                       425             443
Sprint Capital Corp., 6.88%, 2028                             185             120
Standard Chartered Bank, 8.00%, 2031
  (144A security acquired Dec. 2001 & Mar.
  2002 for $244) (b)                                          240             246
Sumitomo Mitsui Bank Corp., 8.00%, 2012                       200             202
Union Planters Corp., 6.75%, 2005                             240             254


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
TimesSquare VP Core Plus Bond Fund Investments in Securities                   4
June 30, 2002 (Unaudited) (Continued)

                                                            Principal           Value
                                                                (000)           (000)
-------------------------------------------------------------------------------------
FINANCIAL - (continued)
Unitrin, Inc., 5.75%, 2007                                 $      265        $    265
US West Capital Funding, Inc., 6.50%, 2018                        295             174
XL Capital Europe PLC, 6.50%, 2012                                405             415
Zions Bancorp., Step Coupon
  (6.50%, 10/15/2006), 2011                                       340             340
                                                                             --------
                                                                                9,611
                                                                             --------
FOREIGN GOVERNMENT - 3.0%
Argentina (Republic of), 6.00%, 2023 (a)                          610             268
Brazil Federative (Republic of), 8.00%, 2014                      714             448
Columbia (Republic of), 10.00%, 2012                              220             207
Quebec (Province of Canada),
  5.50%, 2006                                                     630             656
  7.50%, 2023                                                     810             922
Russian Federation, Step Coupon
  (5.00% to 3/31/07), 2030 (144A security
  acquired June 2002 for $260) (b)                                380             263
United Mexican States, 9.88%, 2010                                265             298
                                                                             --------
                                                                                3,062
                                                                             --------
INDUSTRIAL - 4.6%
BAE Systems Holdings, 6.40%, 2011 (144A
  security acquired Dec. 2001 for $526) (b)                       530             536
ITT Industries, Inc., 7.40%, 2025                                 535             556
Kaiser Aluminum & Chemical Corp., 12.75%,
  2003 (a)                                                        270              51
Lockheed Martin Corp., 8.20%, 2009                              1,460           1,695
Sappi Papier Holding AG, 6.75%, 2012 (144A
  security acquired June 2002 for $302) (b)                       300             306
Stora Enso Oyj, 7.38%, 2011                                       295             318
Systems 2001 Asset Trust LLC, 7.16%, 2011
  (144A security acquired Mar. 2002 for $605) (b)                 597             635
USEC, Inc., 6.63%, 2006                                           160             143
USX Marathon Group,
  8.13%, 2023                                                     210             233
  8.50%, 2023                                                     130             150
                                                                             --------
                                                                                4,623
                                                                             --------

                                                            Principal           Value
                                                                (000)           (000)
-------------------------------------------------------------------------------------
MUNICIPAL BOND - 0.4%
Mississippi Business Fin. Corp., 7.81%, 2024               $      500        $    470
                                                                             --------
OIL & GAS - 1.4%
Conoco Funding Co., 6.35%, 2011                                   800             830
Occidental Petroleum Corp., 7.65%, 2006                           480             525
Williams Companies, Inc., 7.50%, 2031                              80              58
                                                                             --------
                                                                                1,413
                                                                             --------
PHARMACEUTICAL - 0.4%
Lilly (Eli) & Co., 6.77%, 2036                                    450             463
                                                                             --------
SERVICES - 0.2%
Laidlaw, Inc., 7.88%, 2005 (a)                                    350             214
                                                                             --------
STRUCTURED SECURITIES - 1.7%
American Express Credit, Ser. 1999-1A,
  5.60%, 2006                                                   1,200           1,246
Champion Home Builders Co. 11.25%, 2007
  (144A security acquired April 2002 for $149) (b)                150             128
Qwest Capital Funding, Inc., 7.00%, 2009                          570             316
                                                                             --------
                                                                                1,690
                                                                             --------
TRANSPORTATION - 1.9%
American Airlines, 6.82%, 2011                                    550             543
Burlington Northern Santa Fe, 8.13%, 2020                         220             247
Federal Express Corp., 7.60%, 2097                                 90              89
Norfolk Southern Corp.,
  7.70%, 2017                                                     250             275
  7.90%, 2097                                                     110             117
Union Pacific Corp., 6.13%, 2012                                  700             705
                                                                             --------
                                                                                1,976
                                                                             --------
UTILITIES - 1.9%
AES Drax Energy Ltd., 11.50%, 2010                                260             107
Cleveland Electric Illuminating Co., 7.88%, 2017                  200             213
Detroit Edison Co., 6.13%, 2010                                   250             250
First Energy Corp., 6.45%, 2011                                   350             335
Niagara Mohawk Power Co., 7.38%, 2003                             250             260
Pinnacle Partners, 8.83%, 2004
  (144A security acquired Mar. 2002 for $331) (b)                 330             337
Progress Energy, Inc., 7.10%, 2011                                355             374
                                                                             --------
                                                                                1,876
                                                                             --------


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
TimesSquare VP Core Plus Bond Fund Investments in Securities                   5
June 30, 2002 (Unaudited) (Continued)

                                       Principal         Value
                                           (000)         (000)
--------------------------------------------------------------
U.S. GOVERNMENT & AGENCIES - 58.3%
Freddie Mac,
  6.88%, 2010                            $ 1,350      $  1,500
  6.00%, 2017                              2,414         2,466
  6.50%, 2017                              1,338         1,387
  6.75%, 2031                                530           570
  7.50%, 2032                              2,213         2,322
Fannie Mae,
  Interest Only 7.80%, 2017               15,808           310
  3.50%, 2004                              2,500         2,516
  6.00%, 2029                              4,355         4,363
  6.25%, 2029                                610           609
  8.00%, 2030                              1,841         1,960
  7.00%, 2031                              1,144         1,187
  8.00%, 2031                                752           801
  6.50%, 2032                             10,869        10,896
  7.00%, 2032                              7,938         8,222
Financing Corp.,
  Principal Strips from
  9.90%, 2018                              1,515           538
  10.00%, 2018                             2,985         1,104
  8.60%, 2019                                830           279
  9.65%, 2019                                695           242
  9.70%, 2019                              1,260           437
Ginnie Mae,
  6.50%, 2031                                393           401
  6.50%, 2032                              1,619         1,652
U.S Treasury Bond, 6.00%, 2026               625           650
U.S.Treasury Notes,
  5.75%, 2002                                300           304
  6.25%, 2003                                250           257
  7.88%, 2004                              5,540         6,140
  4.63%, 2006                              6,565         6,762
  6.00%, 2009                                 45            49
  5.00%, 2011                              1,130         1,149
                                                      --------
                                                        59,073
                                                      --------
TOTAL LONG-TERM BONDS
 (Cost - $91,565)                                       91,270
                                                      --------

                                                   Number of        Value
                                                      Shares        (000)
-------------------------------------------------------------------------
PREFERRED STOCK - 2.9%
ENTERTAINMENT & COMMUNICATIONS - 0.5%
Centaur Funding Corp., 9.08% (144A security
  acquired Jan. & Nov. 2001 for $520) (b)                475     $    483
                                                                 --------
FINANCIAL - 2.2%
Golden State Bancorp, 9.13%                           43,085        1,125
Citigroup, Inc., 5.86% (depository shares = 1/5
  of preferred share)                                  8,240          379
IBJ Preferred Capital Co. LLC, Step Coupon
  (8.79% to 6/30/08) (144A security acquired
  Feb. & Mar. 2002 for $680) (a) (b)                     855          704
                                                                 --------
                                                                    2,208
                                                                 --------
STRUCTURED SECURITIES - 0.2%
Natexis AMBS Co. LLC., Step Coupon
  (8.44% to 6/30/08) (144A security acquired
  May 2002 for $228) (b)                                 210          233
                                                                 --------
TOTAL PREFERRED STOCK
  (Cost - $2,911)                                                   2,924
                                                                 --------
SHORT-TERM OBLIGATIONS - 6.1%
MONEY MARKET FUND - 6.0%
TimesSquare VP Money Market Fund                   6,072,000        6,072

                                                   Principal
                                                        (000)
                                                  ----------
U.S. GOVERNMENT - 0.1%
U.S. Treasury Bill, 1.71%, 08/29/2002 (c)         $   75,000           75
                                                                 --------
TOTAL SHORT-TERM OBLIGATIONS
  (Cost - $6,147)                                                   6,147
                                                                 --------
TOTAL INVESTMENTS IN SECURITIES - 99.1%
  (Total Cost - $100,623) (e)                                     100,341
Cash and Other Assets Less Liabilities - 0.9%                         911
                                                                 --------
NET ASSETS - 100.0%                                              $101,252
                                                                 ========


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
TimesSquare VP Core Plus Bond Fund Investments in Securities                   6
June 30, 2002 (Unaudited) (Continued)

--------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES
(a) Indicates defaulted security.
(b) Indicates restricted security; the aggregate value of restricted securities is $4,846,930 (aggregate cost $4,847,789), which is approximately 4.8% of net assets. Valuations have been furnished by brokers trading in the securities or a pricing service for all restricted securities.
(c) Pledged as collateral for financial futures contracts. At June 30, 2002, the Fund was long 54, 2-year U.S. Treasury Notes and was short 12, 30-year U.S. Treasury Bond futures contracts, and 38,
    5-year and 10, 10-year U.S. Treasury Note futures contracts, all expiring in September 2002. Net unrealized gains amounted to $19,266. Underlying face values of the long and short positions were $11,222,594 and ($6,292,141), respectively, and underlying market values were $11,337,469 and ($6,387,750), respectively.
(d) A summary of outstanding forward currency contracts, as of June 30, 2002, is as follows:

                                                           Net Unrealized
Settlement       Forward      Foreign        Contract       Appreciation
Date            Contract      Currency        Value        (Depreciation)
-------------------------------------------------------------------------
Sells
07/31/02       EURO         3,910,000     $3,607,329      $(241,227)
Buys
07/31/02       EURO         4,450,000     $3,857,547      $ 522,523

    Tax Information
(e) At June 30, 2002, the net unrealized appreciation of investments, based on cost for federal income tax purposes of $100,766,937, was as follows:

    Aggregate gross unrealized appreciation for all
    investments in which there was an excess of value
    over tax cost                                            1,435,468

    Aggregate gross unrealized depreciation for all
    investments in which there was an excess of tax cost
    over value                                              (1,717,212)
                                                            ----------
    Unrealized appreciation - net                           $ (281,744)
                                                            ==========

--------------------------------------------------------------------------------
Quality Ratings* of Long-Term Bonds (Unaudited)
June 30, 2002

                 Value        % of
                 (000)        Value
-------------------------------------
Aaa/AAA         $60,732        66.5%
Aa/AA             2,763         3.1
A/A              10,150        11.1
Baa/BBB          13,851        15.2
Ba/BB             1,839         2.0
B/B                 643         0.7
Below B             944         1.0
Not Rated           348         0.4
                -------       -----
                $91,270       100.0%
                =======       =====

*The higher of Moody's or Standard & Poor's Ratings.
--------------------------------------------------------------------------------


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
TimesSquare VP Core Plus Bond Fund                                             7

Statement of Assets and Liabilities
June 30, 2002 (Unaudited)
(In Thousands)

Assets:
Investments in securities at value                        $100,341
Interest and dividends receivable                            1,058
Receivable for investments sold                                794
Receivable for forward currency contracts                      281
Prepaid insurance                                                7
Investments for Trustees' deferred compensation plan             3
Other assets                                                     4
                                                          --------
    Total assets                                           102,488
                                                          --------
Liabilities:
Payable for investments purchased                              818
Swap contracts payable                                         337
Administrative fees payable                                     22
Registration fees payable                                       19
Advisory fees payable                                           19
Audit and legal fees payable                                    11
Shareholder reports payable                                      6
Deferred Trustees' fees payable                                  3
Futures variation margin payable                                 1
                                                          --------
    Total liabilities                                        1,236
                                                          --------
Net Assets                                                $101,252
                                                          ========
Components of Net Assets:
Paid in capital                                           $100,879
Undistributed net investment income                          2,422
Accumulated net realized loss                               (2,074)
Net unrealized depreciation of investments, futures,
  forward contracts and swaps                                   25
                                                          --------
Net Assets                                                $101,252
                                                          ========
Shares Outstanding                                          10,233
                                                          ========
Net Asset Value and Redemption Price per Share            $   9.89
                                                          ========
Cost of Investments                                       $100,623
                                                          ========

Statement of Operations
For the Six Months Ended June 30, 2002 (Unaudited)
(In Thousands)

Investment Income:
Income:
  Interest income                                       $3,158
  Dividends                                                116
                                                        ------
                                                         3,274
Expenses:
  Investment advisory fees                  $362
  Custodian fees                              61
  Administrative services fees                32
  Audit and legal fees                        16
  Registration fees                            9
  Shareholder reports                          1
  Other                                        4
                                            ----
  Total expenses                             485
  Less expenses waived by Adviser           (117)
                                            ----
  Net expenses                              $368
                                            ----
Net Investment Income                                    2,906
                                                        ------
Realized and Unrealized Gain (Loss)
  on Investments:
  Net realized gain (loss) from:
  Forward currency contracts                               (50)
  Futures contracts                                        (65)
  Investments                                           (1,217)
                                                        ------
                                                        (1,332)
                                                        ------
  Net change in unrealized appreciation
   (depreciation):
  Forward currency contracts                                50
  Futures contracts                                        (71)
  Swaps                                                      6
  Investments                                            1,381
                                                        ------
                                                         1,366
                                                        ------
Net Realized and Unrealized Gain
  on Investments                                            34
                                                        ------
Net Increase in Net Assets Resulting
  from Operations                                       $2,940
                                                        ======


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
TimesSquare VP Core Plus Bond Fund                                             8

Statements of Changes in Net Assets
(In Thousands)

                                                     For the Six        For the Year
                                                     Months Ended          Ended
                                                    June 30, 2002       December 31,
                                                     (Unaudited)            2001
                                                    -------------       ------------
Operations:
Net investment income                                    $  2,906           $  7,008
Net realized gain (loss) on investments                    (1,332)             6,498
Net unrealized appreciation (depreciation)
  on investments                                            1,366             (2,892)
                                                         --------           --------
Net increase in net assets from operations                  2,940             10,614
                                                         --------           --------
Dividends and Distributions:
From net investment income                                     --            (13,094)
From net realized gain                                         --               (610)
From return of capital                                         --             (1,157)
                                                         --------           --------
Total dividends and distributions                              --            (14,861)
                                                         --------           --------
Capital Share Transactions:
Net proceeds from shares sold                              31,323             69,598
Net asset value of shares issued to
  shareholders in reinvestment of dividends
  and distributions                                            --             14,861
                                                         --------           --------
                                                           31,323             84,459
Cost of shares redeemed                                   (84,101)           (13,136)
                                                         --------           --------
Net increase (decrease) from Fund share
  transactions                                            (52,778)            71,323
                                                         --------           --------
Net Increase (Decrease) in Net Assets                     (49,838)            67,076

Net Assets:
Beginning of period                                       151,090             84,014
                                                         --------           --------
End of period *                                          $101,252           $151,090
                                                         ========           ========
* includes undistributed (overdistributed) net
  investment income of:                                  $  2,422           $   (484)
                                                         ========           ========

                                                     For the Six        For the Year
                                                     Months Ended          Ended
                                                    June 30, 2002       December 31,
                                                     (Unaudited)            2001
                                                  -----------------   ---------------
Transactions in Capital Stock:
Shares sold                                                 3,207              6,780
Shares issued in reinvestment of dividends
  and distributions                                            --              1,540
                                                         --------           --------
                                                            3,207              8,320
Shares redeemed                                            (8,553)            (1,249)
                                                         --------           --------
Net increase (decrease) in shares
  outstanding                                              (5,346)             7,071
                                                         ========           ========


The Notes to Financial Statements are an integral part of these statements.

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TimesSquare VP Core Plus Bond Fund                                             9

Financial Highlights

                                                       For the Six          For the Year Ended            From May 3,
                                                       Months Ended             December 31,               1999* to
                                                      June 30, 2002     ---------------------------      December 31,
                                                       (Unaudited)          2001            2000             1999
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
Per Share Operating Performance:
Net asset value, beginning of period                    $   9.70          $   9.87        $  9.53          $ 10.00
                                                        --------          --------        -------          -------
Income from investment operations
Net investment income (a)                                   0.26              0.45(e)        0.54             0.33
Net realized and unrealized gain (loss)                    (0.07)             0.44           0.35            (0.48)
                                                        --------          --------        -------          -------
Total from investment operations                            0.19              0.89           0.89            (0.15)
                                                        --------          --------        -------          -------
Less dividends and distributions:
Dividends from net investment income                          --             (0.94)         (0.55)           (0.32)
Distributions from net realized capital gains                 --             (0.04)            --               --
Return of capital dividends                                   --             (0.08)            --               --
                                                        --------          --------        -------          -------
Total dividends and distributions                             --             (1.06)         (0.55)           (0.32)
                                                        --------          --------        -------          -------
Net asset value, end of period                          $   9.89          $   9.70        $  9.87          $  9.53
                                                        ========          ========        =======          =======
Total Investment Return (b)                                 1.96%(c)          9.06%          9.34%           (1.48)%(c)

Ratios to Average Net Assets:
Gross expenses                                              0.66%(d)          0.60%          0.70%            0.79%(d)
Fees and expenses waived or borne by the Adviser            0.16%(d)          0.10%          0.20%            0.29%(d)
Net expenses                                                0.50%(d)          0.50%          0.50%            0.50%(d)
Net investment income                                       3.95%(d)          5.39%(e)       6.66%            6.09%(d)
Portfolio Turnover                                           404%(c)           396%           320%             303%(c)
Net assets, End of Period (000 omitted)                 $101,252          $151,090        $84,014          $39,261

(a) Net investment income per share has been calculated in accordance with SEC requirements, with the exception that end of the year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.
(b) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(c) Not annualized.
(d) Annualized.
(e) Effective January 1, 2001, the Fund was required to start amortizing premium and discount on all debt securities. The effect of this change on net investment income per share was a decrease of $0.02 per share. The effect to the ratio of net investment income to average net assets was a decrease of 0.19%. Per share, ratios, and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in accounting principle.
*   Commencement of operations


The Notes to Financial Statements are an integral part of these statements.

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TimesSquare VP Core Plus Bond Fund Notes to Financial Statements              10
(Unaudited)

1. Significant Accounting Policies. TimesSquare VP Core Plus Bond Fund (the "Fund") (renamed from CIGNA Variable Products Investment Grade Bond Fund, effective May 1, 2002) is a separate series of CIGNA Variable Products Group, a Massachusetts business trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund seeks to provide the highest current income attainable, consistent with reasonable risk, as determined by the Fund's investment adviser, through investment in a professionally managed, diversified portfolio of fixed income securities. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. Security Valuation -- Debt securities traded in the over-the-counter market, including listed securities whose primary markets are believed to be over-the-counter, are valued on the basis of valuations furnished by brokers trading in the securities or a pricing service, which determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term investments with remaining maturities of up to and including 60 days are valued at amortized cost, which approximates market. Short-term investments that mature in more than 60 days are valued at current market quotations. Other securities and assets of the Fund are appraised at fair value, as determined in good faith by, or under the authority of, the Fund's Board of Trustees.

B. Delayed Delivery Commitments -- The Fund may enter into commitment agreements -- i.e., TBA's -- for the purchase of securities at an agreed-upon price on a specified future date. Since the delivery and payment for such securities can be scheduled to take place up to three months after the transaction date, they are subject to market fluctuations. The Fund does not begin to earn interest on such purchase commitments until settlement date. The Fund may sell a purchase commitment prior to settlement for the purpose of enhancing its total return. The Fund segregates assets with a market value equal to the amount of its purchase commitments. To the extent securities are segregated, they may not be available for new investments or to meet redemptions. Delayed delivery commitments may increase the Fund's exposure to market fluctuations and may increase the possibility that the Fund may realize a short-term gain (subject to taxation) or loss if the Fund must engage in portfolio transactions in order to honor its commitments. Due to the longer settlement period, there may be an increased risk of failure of the other party to honor the transaction. The Fund records changes in market value of the securities underlying unsettled commitments in unrealized gains and losses. Gains and losses are realized upon sale of the commitment.

C. Foreign Currency Translations -- Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

(ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

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TimesSquare VP Core Plus Bond Fund Notes to Financial Statements              11
(Unaudited) (Continued)

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gains (losses) from foreign currency-related transactions include gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex-dividend and payment dates on dividends, interest, and foreign withholding taxes.

D. Forward Currency Transactions -- The Fund is authorized to enter into forward exchange contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. The Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. All commitments are marked to market daily at the applicable translation rates and any resulting unrealized gains or losses are recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Due to market fluctuations, the Fund maintains, in a segregated account with its custodian, assets with a market value equal to the amount of its purchase commitments. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

E. Futures Contracts -- The Fund is authorized to enter into futures contracts. The fund may use futures contracts for reasons such as managing its exposure to the markets or movements in interest rates and currency values. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or securities equal to the initial margin requirements. During the period a futures contract is open, changes in the value of a contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Daily variation margin payments are received or made, depending on whether there were unrealized gains or losses. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts include the risk that a change in the value of the contract may not correlate with the value of the underlying securities and the possibility of an illiquid market.

F. Swap Agreements -- The Fund may enter into swap agreements for investment, hedging and risk management purposes. For example, the Fund may enter into swap agreements to preserve a return on a particular investment or a portion of its portfolio and as a technique for managing duration (i.e., price sensitivity to changes in interest rates). Swaps involve the exchange of commitments to pay or receive -- e.g., an exchange of floating rate payments for fixed-rate payments and/or payments of the appreciation or depreciation of a security or an index. If forecasts of interest rates and other market factors, including those that may impact the indexes of the total return swaps, are incorrect, investment performance will differ compared to what performance would have been if these investment techniques were not used. Even if the forecasts are correct, there are risks that the positions may correlate imperfectly with the asset or liability being hedged, a liquid secondary market may not always exist, or the counterparty to a transaction may default.

The Fund entered into swap agreements with Bear Stearns for notional amounts of $2,510,000,

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TimesSquare VP Core Plus Bond Fund Notes to Financial Statements              12
(Unaudited) (Continued)

$1,300,000 and $560,000. The terms of the agreements require the Fund to pay the LIBOR Rate (which is set monthly) plus 122.5, 75 and 225 basis points, respectively, and receive the monthly total return on the Bear Stearns High Yield Index. The receivable/payable amounts are based on the respective notional amounts. The Fund records the net amount receivable/payable on a daily basis. The net receivable/payable is settled in cash monthly and recorded as net investment income. As of June 30, 2002, the unrealized appreciation/(depreciation) recorded on these contracts was $1,255, $5,863 and ($1,120) respectively. The contracts terminate on August 1, 2002, December 1, 2002 and January 1, 2003 respectively.

G. Security Transactions and Related Investment Income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis which includes amortization of premium and accrual of discount. Securities gains and losses are determined on the basis of identified cost.

H. Federal Taxes -- It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no federal income or excise taxes on realized income or net capital gains have been accrued. Distributions reported in the Statement of Changes in Net Assets from net investment income, including short-term gains, and capital gains are treated as ordinary income and long-term capital gains, respectively, for federal income tax purposes.

At December 31, 2001, the Fund had a post-October currency loss of $24,848. Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following year.

I. Dividends and Distributions to Shareholders -- Dividends from net investment income and distributions from net capital gains, to the extent such gains would otherwise be taxable to the Fund, are declared and distributed at least annually. Dividends and distributions are recorded by the Fund on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations, which may differ from generally accepted accounting principles. To the extent that such differences are permanent, a reclassification to the Components of Net Assets may be required. As a result, at December 31, 2001, the Fund decreased accumulated net realized gains by $5,727,948, increased undistributed (overdistributed) net investment income by $6,887,075 and decreased paid-in capital by $1,159,127.

2. Investment Advisory Fees and Other Transactions with Affiliates. Investment advisory fees are paid or accrued to TimesSquare Capital Management, Inc. ("TimesSquare"), certain officers and directors of which are affiliated with the Fund. Such advisory fees are based on an annual rate of 0.50% of the Fund's average daily net assets. TimesSquare has contractually agreed to reimburse the Fund for any amount by which its expenses (including the advisory fee, but excluding interest, taxes, transaction costs incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) exceed, on an annual basis, 0.50% of average daily net assets until April 30, 2003, and thereafter to the extent described in the Fund's then current prospectus. TimesSquare retains the right to be repaid by the Fund if the Fund's expenses fall below the percentage specified above prior to the end of the fiscal year or within three years after TimesSquare waives advisory fees or reimburses a Fund's operating expenses. The Fund's remaining contingent liability and expiration dates are as shown below:

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TimesSquare VP Core Plus Bond Fund Notes to Financial Statements              13
(Unaudited) (Continued)

  Remaining
 Contingent       Expires         Expires         Expires         Expires
  Liability     during 2002     during 2003     during 2004     during 2005
   (000's)        (000's)         (000's)         (000's)         (000's)
------------    -----------     -----------     -----------     -----------
  $438              $63             $131            $127           $117

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in the affiliated TimesSquare VP Money Market Fund ("TSVPMM") managed by TimesSquare. TimesSquare will waive the amount of its advisory fee for the Fund in an amount that offsets the amount of the advisory fees incurred in the affiliated Fund. Income distributions from TSVPMM, which amounted to $260,561 for the six months ended June 30, 2002, are recorded as interest income in the Statement of Operations.

TimesSquare is an indirect, wholly-owned subsidiary of CIGNA Corporation.

For administrative services, the Fund reimburses TimesSquare for a portion of the compensation and related expenses of the Fund's Treasurer and Secretary and certain persons who assist in carrying out the responsibilities of those offices. For the six months ended June 30, 2002, the Fund paid or accrued $32,094.

3. Trustees' Fees. Trustees' fees represent remuneration paid or accrued to Trustees who are not employees of CIGNA Corporation or any of its affiliates. Trustees may elect to defer receipt of all or a portion of their fees, which are invested in mutual fund shares in accordance with a deferred compensation plan.

4. Purchases and Sales of Securities. Purchases and sales of securities, excluding short-term obligations, for the six months ended June 30, 2002, were $494,200,670 and $500,893,378, respectively, for U.S. Government and Agency Obligations and $40,460,178 and $69,478,422, respectively, for all other securities.

5. Capital Stock. The Fund offers an unlimited number of shares of beneficial interest without par value. All of the shares outstanding at June 30, 2002, were held by Connecticut General Life Insurance Company relating to insurance contracts issued by that company.

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TimesSquare VP Core Plus Bond Fund                                            14
(unaudited)

Trustees
Paul J. McDonald
Special Advisor to the Board of Directors, Friendly Ice Cream Corporation

Russell H. Jones
Vice President and Treasurer, Kaman Corporation

Farhan Sharaff
Chief Investment Officer, CIGNA Retirement & Investment Services and President, TimesSquare Capital Management, Inc.

Officers
Richard H. Forde
President

Alfred A. Bingham III
Vice President and Treasurer

Jeffrey S. Winer
Vice President and Secretary

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TimesSquare VP Core Plus Bond Fund is an open-end, diversified management investment company that invests primarily in fixed income securities. The investment adviser is TimesSquare Capital Management, Inc., 280 Trumbull Street, Hartford, Connecticut 06103.
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